SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
Filed by the Registrant  |X|

Filed by the Party other than the Registrant |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement    |_| Confidential, for Use of the
                                            Commission Only
                                            (as permitted by Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement

|_|      Definitive Additional Materials

|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               HOPFED BANCORP, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1.   Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------
         2.   Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------
         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------
         4.   Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------
         5.   Total fee paid:

              ------------------------------------------------------------------

|_| Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount previously paid:

    ------------------------------------------------------------------
2.  Form, Schedule or Registration Statement No.:

    ------------------------------------------------------------------
3.  Filing Party:

    ------------------------------------------------------------------
4.  Date Filed:

    ------------------------------------------------------------------

                              HOPFED BANCORP, INC.
                          2700 FORT CAMPBELL BOULEVARD
                          HOPKINSVILLE, KENTUCKY 42240





                                 April 24, 2001



Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders (the "Annual Meeting") of HopFed Bancorp, Inc. (the "Company") to be held at the main office of Hopkinsville Federal Bank, 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky on Tuesday, May 15, 2001 at 3:00 p.m., local time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting.

         As an integral part of the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that our stockholders may have. Detailed information concerning our activities and operating performance is contained in our Annual Report which also is enclosed.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. On behalf of the Board of Directors, we urge you to please sign, date and return the enclosed proxy card in the enclosed postage-prepaid envelope as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the Annual Meeting.

                                  Sincerely,



                                  John E. Peck
                                  President and Chief Executive Officer

                              HOPFED BANCORP, INC.
                          2700 FORT CAMPBELL BOULEVARD
                          HOPKINSVILLE, KENTUCKY 42240
                                 (270) 885-1171

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 15, 2001
--------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of HopFed Bancorp, Inc. (the "Company") will be held at the main office of Hopkinsville Federal Bank, 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky on Tuesday, May 15, 2001 at 3:00 p.m., local time.

     The Annual Meeting is for the following purposes, which are more completely described in the accompanying Proxy Statement:

     1. The election of three directors of the Company.

     2. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting or any adjournments thereof. Stockholders of record at the close of business on March 20, 2001, are the stockholders entitled to vote at the Annual Meeting and any adjournment thereof.

     You are requested to fill in and sign the enclosed proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS



                                          BOYD M. CLARK
                                          SECRETARY
Hopkinsville, Kentucky
April 24, 2001

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF A FURTHER REQUEST FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                 PROXY STATEMENT
                              HOPFED BANCORP, INC.

                          2700 FORT CAMPBELL BOULEVARD
                          HOPKINSVILLE, KENTUCKY 42240
                                 (270) 885-1171

                         ANNUAL MEETING OF STOCKHOLDERS
                                   TO BE HELD
                                  MAY 15, 2001


--------------------------------------------------------------------------------
                                  INTRODUCTION
--------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of HopFed Bancorp, Inc. (the "Company") for the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the main office of Hopkinsville Federal Bank (the "Bank"), 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky on Tuesday, May 15, 2001, at 3:00 p.m., local time. The accompanying Notice of Annual Meeting and this Proxy Statement, together with the enclosed form of proxy, are first being mailed to stockholders on or about April 24, 2001.

--------------------------------------------------------------------------------
                        VOTING AND REVOCATION OF PROXIES
--------------------------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. PROPERLY EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR PROPOSAL I TO ELECT THREE NOMINEES OF THE BOARD OF DIRECTORS AS DIRECTORS OF THE COMPANY. If any other matters are properly brought before the Annual Meeting as to which proxies in the accompanying form confer discretionary authority, the persons named in the accompanying proxies will vote the shares represented thereby on such matters as determined by a majority of the Board of Directors. The proxies solicited by the Board of Directors confer discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, with respect to matters incident to the conduct of the Annual Meeting and with respect to any other matter presented to the Annual Meeting if notice of such matter has not been delivered to the Company in accordance with the Certificate of Incorporation and Bylaws. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company or by the filing of a properly executed, later-dated proxy. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting alone will not revoke such stockholder's proxy.

     The  Company  has  retained  Corporate  Communications,  Inc. to aid in the
solicitation   of  proxies  and  to  verify  certain   records  related  to  the
solicitation of proxies at a fee of $2,250 plus reimbursement of normal expenses.

--------------------------------------------------------------------------------
                                VOTING SECURITIES
--------------------------------------------------------------------------------

     The securities which can be voted at the Annual Meeting consist of shares of the Company's common stock, $.01 par value per share ("Common Stock"). Stockholders of record as of the close of business on March 20, 2001 (the "Record Date") are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 3,839,307 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups owning in excess of 5% of Common Stock are required to file certain reports regarding such ownership with the Company and the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). As of the Record Date, management was not aware of any person who beneficially owned more than 5% of the outstanding shares of Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Certificate of Incorporation requires that directors be divided into three classes, as nearly equal in number as possible, the members of each class to serve for a term of three years and until their successors are elected and qualified. The Board of Directors has nominated WD Kelley, Clifton
H. Cochran and Walton G. Ezell to serve for a three-year term or until their successors are elected and qualified. Delaware law provides that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors.

     It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominee. Stockholders are not entitled to cumulate their votes for the election of directors. If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute director as the Board of Directors may recommend, or the Board of Directors may reduce the number of directors to eliminate the vacancy.

     The following table sets forth for the nominees and for each director, including the named current executive officer, such person's name, age, the year such person first became a director and the number of shares and percentage of Common Stock beneficially owned.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED BELOW AS DIRECTORS OF THE COMPANY.

                                                              PRESENT             SHARES OF
                                            YEAR FIRST         TERM             COMMON STOCK
                                              ELECTED           TO              BENEFICIALLY          PERCENT
       NAME                AGE(1)          DIRECTOR (2)       EXPIRE              OWNED (3)          OF CLASS
       ----                ------          ------------       ------           --------------        --------

                                      BOARD NOMINEES FOR TERM TO EXPIRE IN 2004
WD Kelley                     80              1972            2001                52,464              1.2%

Clifton H. Cochran            80              1977            2001                54,401              1.3%

Walton G. Ezell               66              1965            2001                55,507              1.3%

                                           DIRECTORS CONTINUING IN OFFICE

Boyd M. Clark                 55              1990            2002                83,803              2.0%

Harry J. Dempsey              43              1999            2002                40,000                *

Gilbert E. Lee                57              1999            2002                34,519                *

Kerry B. Harvey               43              2001            2003                 3,900                *

Peggy R. Noel                 62              1995            2003               136,106              3.1%

John E. Peck                  36              2000            2003                 1,000(4)             *

All Executive Officers and
  Directors as a Group (10 persons)........................................      461,700             10.7%

-----------------
* Less than 1% of the outstanding Common Stock.

(1) At December 31, 2000.
(2) Includes term of office as director of the Bank prior to the conversion of the Bank to a stock savings bank as a wholly owned subsidiary of the Company on February 6, 1998 (the "Conversion"). Each director of the Company is also a director of the Bank.
(3) At the Record Date. In accordance with Rule 13d-3 under the Exchange Act, a person is considered to "beneficially own" any shares of Common Stock (a) over which he has or shares voting or investment power, or (b) as to which he has the right to acquire beneficial ownership at any time within 60 days of the Record Date. As used herein, "voting power" is the power to vote or direct the vote of shares, and "investment power" is the power to dispose or direct the disposition of shares. Includes shares owned directly by the named individuals, shares held by their spouses, minor children and trusts over which they have or share voting or investment power. Does not include shares held or beneficially owned by other relatives as to which the named individuals disclaim beneficial ownership. Also includes options to purchase Common Stock which are exercisable within 60 days of the Record Date. See "-- Directors' Compensation -- 1999 Stock Option Plan." Excludes 154,314 shares of Common Stock beneficially owned by Bruce Thomas, the former President and Chief Executive Offricer of the Company and the Bank, including options to purchase 96,094 shares of Common Stock which are exercisable within 60 days of the Record Date.
(4) Excludes options to purchase 40,000 shares of Common Stock granted under the 2000 Stock Option Plan which are not exercisable within 60 days of the Record Date. Such options are subject to a four-year vesting schedule (25% of such options vest on each of May 31, 2001, 2002, 2003 and 2004). Such options would become fully exercisable upon a change in control of the Company as defined in the 2000 Stock Option Plan. See "-- Option Grants in Fiscal Year 2000."

     Listed below is certain information about the principal occupations of the Board nominees and the other directors of the Company. Unless otherwise noted, all such persons have held these positions for at least five years.

     WD KELLEY. Prior to his retirement in 1980, Mr. Kelley served as superintendent of Schools for Christian County, Kentucky. Mr. Kelley currently serves as Chairman of the Board of Directors of the Bank, a position he has held since 1995. He also serves as Chairman of the Board of Directors of the Company.

     CLIFTON H. COCHRAN. Prior to his retirement in 1982, Mr. Cochran was in the retail clothing business.

     WALTON G. EZELL. Mr. Ezell is a self-employed farmer engaged in the production of grain in Christian County, Kentucky.

     BOYD M. CLARK. Mr. Clark has served as Senior Vice President --Loan Administrator of the Bank since 1995. Prior to his current position, Mr. Clark served as First Vice President of the Bank. He has been an employee of the Bank since 1973. Mr. Clark also serves as Vice President and Secretary of the Company. From May-July 2000, Mr. Clark served as Acting President of both the Company and the Bank.

     HARRY J. DEMPSEY. Dr. Dempsey has served as an anesthesiologist with Christian County Anesthesia in Hopkinsville, Kentucky, since 1985.

     GILBERT E. LEE. Mr. Lee is co-owner of Reliable Finance Inc., a consumer finance company.

     KERRY B. HARVEY. Mr. Harvey is a partner in the law firm of Owen, Harvey and Carter.

     PEGGY R. NOEL. Ms. Noel has served as Executive Vice President and Chief Financial Officer of the Bank since 1990. She has been an employee of the Bank since 1966. Ms. Noel also serves as Vice President, Chief Financial Officer and Treasurer of the Company.

     JOHN E. PECK. Mr. Peck has served as President and Chief Executive Officer of both the Company and the Bank since July 2000. Prior to that, Mr. Peck was President and Chief Executive Officer of United Commonwealth Bank and President of Firstar Bank-Calloway County.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held 15 meetings during the year ended December 31, 2000. The members of the Company's Board of Directors are also members of the Bank's Board of Directors, which held 15 meetings during the year ended December 31, 2000. All incumbent directors attended 75% or more of the total number of Board meetings held during the year ended December 31, 2000 and the total number of meetings held by committees on which such directors served during such period.

     The Board of Directors of the Company serves as a nominating committee for selecting the management nominees for election as directors. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders for nominees, nor has it established any procedures for this purpose. The Board of Directors held one meeting during the year ended December 31, 2000 in its capacity as a nominating committee.

     The Board of Directors' Audit and Finance Committee consists of directors Dempsey (Chairman), Kelley and Cochran. The Audit and Finance Committee met four times during the year ended December 31, 2000. The Audit and Finance Committee is authorized to examine and approve the audit report prepared by the independent auditors of the Company, to review and recommend the independent auditors to be engaged by the Company and the Bank, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and audit policies. Each of the members of the Audit and Finance Committee is an "independent director" as defined in the listing standards of the National Association of Securities Dealers, Inc. The Audit Committee Charter is attached hereto as Appendix A.

     In the year ended December 31, 2000, there were no standing committees of the Board of Directors of the Company other than the Audit and Finance
Committee. The Board of Directors of the Bank carries out many of its duties through committees.

     The Bank's Executive Committee consists of directors Kelley, Peck and Ezell and is authorized to take actions it deems necessary or appropriate between regular meetings of the Board. The Executive Committee met three times during the year ended December 31, 2000.

     The Bank's Personnel and Compensation Committee consists of directors Lee, Cochran and Ezell. The Personnel and Compensation Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee performance. All compensation decisions are made by the full Board of Directors. However, directors who are also employees of the Bank abstain from voting and are not present during discussions of the Board on matters relating to their employee compensation. The Personnel and Compensation Committee met one time during the year ended December 31, 2000.

EXECUTIVE COMPENSATION

     Directors and officers do not receive separate compensation directly from the Company. All compensation is paid by the Bank. The following table sets forth a summary of certain information concerning the compensation paid for services rendered in all capacities during the years ended December 31, 2000, 1999 and 1998 to the former and current President and Chief Executive Officer. No other executive officer of the Company earned salary and bonus in the year ended December 31, 2000 exceeding $100,000 for services rendered in all capacities to the Company and the Bank.

                           SUMMARY COMPENSATION TABLE

                                                                                 Long-Term Compensation
                                                                         -----------------------------------
                                         Annual Compensation                         Awards          Payouts
                                ---------------------------------------  --------------------------- -------
                                                                         Restricted    Securities
Name and                                                 Other Annual      Stock       Underlying    LTIP         All Other
Principal Position       Year      Salary      Bonus   Compensation (1)   Award(s)   Options/SARs(#) Payouts    Compensation
-------------------      ----      ------      -----   ----------------   --------   --------------- -------    ------------
Bruce Thomas (2)         2000   $  37,811     $    --        $--         $      --          --         $--          $      --
   President and Chief   1999   $ 105,000     $ 1,500        $--         $ 645,380(3)   96,094(4)      $--          $ 188,436(5)
   Executive Officer of  1998   $ 100,000     $    --        $--         $      --          --         $--          $  48,467(6)
   the Company and
   the Bank
John E. Peck (7)         2000   $  59,374     $    --        $--         $      --      40,000(8)      $--          $      --
   President and Chief
   Executive Officer of
   the Company and
   the Bank

------------------
(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officers in the year ended December 31, 2000 did not exceed 10% of the executive officer's salary and bonus.
(2) Mr. Thomas retired as an executive officer and a director of the Company and the Bank effective May 5, 2000.
(3) Represents 32,269 shares of restricted Common Stock granted in 1999 pursuant to the Management Recognition Plan ("MRP"), which had the indicated value on the date of grant and a fair market value of $512,270 on December 31, 1999. See "-- Directors' Compensation -- Management Recognition Plan."
(4)  See "-- Directors' Compensation -- 1999 Stock Option Plan."
(5) Represents fair market value on December 31, 1999 of 11,870 shares of Common Stock allocated pursuant to the Employee Stock Ownership Plan ("ESOP") in 1999, including 8,147 shares allocated upon termination of the ESOP. See "-- Certain Benefit Plans and Agreements - Employee Stock Ownership Plan."
(6) Represents fair market value on December 31, 1998 of 2,851 shares of Common Stock allocated pursuant to the ESOP in 1998.
(7) Mr. Peck was employed as President and Chief Executive Officer of the Company and the Bank effective July 3, 2000. See "-- Employment Agreements" and "-- Report of the Compensation Committee."
(8)  See "-- Option Grants in Fiscal Year 2000."

DIRECTORS' COMPENSATION

     FEES. The members of the Board of Directors of the Company currently do not receive fees in their capacity as such. The Bank's non-employee directors receive a fee of $550 per meeting attended, plus all non-employee directors receive a retainer of $250 per month. The Chairman of the Board receives a fee of $650 per meeting attended. Non-employee directors of the Bank also receive a fee of $275 per committee meeting attended. During the year ended December 31, 2000, the Bank's non-employee directors' fees totaled $68,200.

     1999 STOCK OPTION PLAN. Pursuant to the 1999 Stock Option Plan (the "Option Plan") which was approved at the 1999 Annual Meeting of Stockholders, directors and employees of the Company and the Bank are eligible to receive options to acquire shares of Common Stock and stock appreciation rights. Upon stockholders' approval, each director of the Company (other than Messrs. Dempsey, Lee and Harvey who were subsequently elected to the Board of Directors) received an option to acquire shares of Common Stock. As a result of the Company's return of capital distribution of $4.00 per share in December 1999, the exercise price and the number of shares subject to stock options were adjusted pursuant to the Option Plan in a manner dictated under federal tax regulations applicable to the qualification of incentive stock options for continued tax-favored treatment and to preserve favorable accounting treatment under generally accepted accounting principles. As of the Record Date, no stock options granted under the Option Plan had been exercised and no stock appreciation rights had been granted. As of the Record Date, each non-employee director (other than Messrs. Dempsey, Lee and Harvey) held an option for 24,023 shares of Common Stock, and each current employee director held an option as follows: Ms. Noel - 86,485 shares and Mr. Clark - 57,656 shares. In addition, Mr. Thomas, a former employee director, held an option for 96,094 shares. The exercise price of all such options is $17.42 per share. As of the Record Date, all options granted under the Option Plan were exercisable, and the fair market value of the Common Stock was $11.75 per share.

     MANAGEMENT RECOGNITION PLAN. Pursuant to the Management Recognition Plan (the "MRP") which was approved at the 1999 Annual Meeting of Stockholders, directors, advisory directors and employees of the Company and the Bank are eligible to receive awards of Common Stock under the MRP. Upon stockholder approval, each non-employee director and advisory director of the Company (other than Messrs. Dempsey, Lee and Harvey who were subsequently elected to the Board of Directors) received an MRP award of 8,067 shares, and each current employee director received an MRP award as follows: Ms. Noel - 29,042 shares and Mr. Clark - 19,361 shares. In addition, Mr. Thomas, a former employee director, received an MRP award of 32,269 shares. Each MRP became vested with respect to 33-1/3% of the awarded shares on each of the date of the award (February 24, 1999), January 1, 2000 and January 1, 2001.

OPTION GRANTS IN FISCAL YEAR 2000

     The following table contains information concerning the grant of stock options to the named current executive officer. No stock appreciation rights have been awarded.

                                               Individual Grants
                      ---------------------------------------------------------------------
                            Number of          Percent of
                           Securities         Total Options                                    Potential Realizable Value at
                           Underlying          Granted to      Exercise or                       Assumed Annual Rates of
                         Options Granted       Employees in     Base Price       Expiration      Stock Price Appreciation
                        (Number of Shares)     Fiscal Year    ($ per Share)(1)      Date             For Option Term(2)
                        ------------------    -----------    ----------------   ------------  --------------------------------
                                                                                                  5%($)              10%($)
                                                                                               -------------      -------------
John E. Peck                  40,000              100.0%           $10.00          5/31/10     $251,558           $637,497

-----------------
(1) The exercise price was based on the fair market value of the Common Stock on the date of grant. As of the Record Date, the fair market value of the Common Stock was $11.75 per share.
(2) Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the end of the expiration date assuming the indicated annual rate of appreciation in the value of the Common Stock.

YEAR END OPTION VALUES

     The following table sets forth information concerning the value of options held by the named executive officer at the end of fiscal year 2000. No options were exercised by the named executive officers during the fiscal year.


                       Number of Securities             Value of Unexercised
                      Underlying Unexercised          In-the-Money Options at
                    Options at Fiscal Year End          Fiscal Year End ($)
                    --------------------------          -------------------
                     Exercisable/Unexercisable              Exercisable/
Name                    (Number of Shares)                 Unexercisable
----                    ------------------                 -------------

Bruce Thomas               96,094/ --                      $-- / $ -- (1)
John E. Peck               --/40,000                      $-- / $45,000(2)

------------------
(1) Difference between fair market value of underlying Common Stock ($11.125 per share) and the exercise price ($17.42 per share) at fiscal year end. An option is in-the-money if the fair market value of the underlying security exceeds the exercise price of the option.
(2) Difference between the fair market value of underlying Common Stock ($11.125 per share) and the exercise price ($10.00 per share) at fiscal year end.

CERTAIN BENEFIT PLANS AND AGREEMENTS

     PENSION PLAN. The Bank maintains a non-contributory, defined benefit pension plan (the "Pension Plan") for the benefit of employees who are 21 years of age and have completed one year of service with the Bank. The benefits are based on years of service and the employee's average final compensation, which is computed using the five consecutive years prior to retirement that yield the highest average. The normal retirement benefit is equal to 1.75% of average final compensation, multiplied by service not in excess of 35 years. The normal retirement date is age 65 and completion of five years of participation in the Pension Plan or age 60 with 30 years of vesting service, if earlier. The Pension Plan also provides for early retirement benefits beginning at age 55 and completion of 10 years of service, and for death benefits.

     The following table illustrates the maximum estimated annual benefits payable upon retirement pursuant to the Pension Plan based upon the Pension Plan formula for specified average final compensation and specified years of service.

                                                                   Years of Service
Average Final                        -------------------------------------------------------------------------------
Compensation                             15             20               25               30               35
------------                         -----------    ------------     ------------     ------------    --------------
$  20,000....................        $   5,250      $   7,000        $   8,750        $  10,500       $   12,250
   40,000....................           10,500         14,000           17,500           21,000           24,500
   60,000....................           15,750         21,000           26,250           31,500           36,750
   80,000....................           21,000         28,000           35,000           42,000           49,000
  100,000....................           26,250         35,000           43,750           52,500           61,250

     Benefits are hypothetical amounts only. Currently, the maximum annual benefit payable under the Pension Plan is $104,125. Also, compensation in excess of $170,000 is not covered under the Pension Plan. "Average Final Compensation" is based upon compensation that would appear under the "Salary" column of the Summary Compensation Table. As of May 5, 2000, the date of his resignation, Mr. Thomas had 36 years of credited service under the Pension Plan. As of December 31, 2000, Mr. Peck had no years of credited service under the Pension Plan. Benefits set forth in the preceding table are computed as a straight-life annuity and are unaffected by payments expected to be made to employees by Social Security.

     Pursuant to the Pension Plan, employees who terminate employment or who have qualified for normal retirement may elect to receive a lump sum payment of vested Pension Plan benefits. Such a payment to a qualified employee may be for either 100% or 50% of the vested amount, at the employee's discretion. Prior to December 31, 1998, Mr. Thomas satisfied the conditions for normal retirement and elected to receive a lump sum distribution of 50% of his vested benefit.

     EMPLOYMENT AGREEMENTS. The Company and the Bank have entered into separate employment agreements (the "Employment Agreements") with John E. Peck, President and Chief Executive Officer of the Company and the Bank. The Board of Directors of each of the Company and the Bank believe that the Employment Agreements assure fair treatment of Mr. Peck in his career with the Company and the Bank by affording him some financial security.

     The Employment Agreements became effective May 31, 2000, each for a term of three years and with an annual base salary of $116,500 from July 3, 2000 through July 3, 2001, $122,325 through July 3, 2002 and $128,442 through July 3, 2003.
As of the anniversary date of each of the Employment Agreements, the term the Employment Agreement may be extended for as additional one-year period if the Board determines that Mr. Peck's performance has met the Board's requirements and standards. The Employment Agreements provide Mr. Peck with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits, vacation and sick leave. Each of the Employment Agreements shall terminate upon Mr. Peck's death and may terminate upon the Mr. Peck's disability. The Employment Agreement with the Bank is terminable by the Bank for "just cause" (as defined in the Employment Agreement). In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates Mr. Peck without just cause, Mr. Peck will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement and, at Mr. Peck's election, either continued participation in benefit plans which Mr. Peck would have been eligible to participate in through the Employment Agreements' expiration date or the cash equivalent thereof. If the Employment Agreements are terminated due to Mr. Peck's "disability" (as defined in the Employment Agreements), Mr. Peck will be entitled to a continuation of his salary and benefits through the date of such termination, including any period prior to the establishment of Mr. Peck's disability. In the event of Mr. Peck's death during the term of the Employment Agreements, his estate will be entitled to receive his salary through the last day of the calendar month in which Mr. Peck's death occurred. Mr. Peck is able to voluntarily terminate his Employment Agreements by providing 60 days' prior written notice to the Boards of Directors of the Bank and the Company, in which case Mr. Peck is entitled to receive only his compensation, vested rights and benefits accrued up to the date of termination.

     In the event of Mr. Peck's involuntary termination of employment other than for "just cause" within 12 months after a change in control of the Company or the Bank which has not been approved in advance by a two-thirds vote of the full Board of Directors of each of the Company and the Bank, Mr. Peck will be paid, subject to any federal regulatory limitations, within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that Mr. Peck receives on account of the change in control. The term "change in control" is defined in the Employment Agreements to mean (i) a change in the ownership, holding or power to vote more than 25% of the Bank's or Company's voting stock, (ii) a change in the ownership or possession of the ability to control the election of a majority of the Bank's or Company's directors, or (iii) a change in the ownership or possession of the ability to exercise a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" within the meaning of Section 13(d) of the Exchange Act. The aggregate payment that would be made to Mr. Peck assuming his termination of employment under the foregoing circumstances at December 31, 2000 would have been approximately $337,850. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of the Company. In the event that the Mr. Peck prevails over the Company and the Bank, or obtains a written settlement, in a legal dispute as to the Employment Agreements, Mr. Peck will be reimbursed for his legal and other expenses.

     Pursuant to his Employment Agreement with the Company, Mr. Peck was granted an option to acquire 40,000 shares of the Common Stock under the 2000 Stock Option Plan. See "-- Option Grants in Fiscal Year 2000."

TRANSACTIONS WITH MANAGEMENT

     The Bank offers loans to its directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. No loans to directors and officers have terms more favorable than might be otherwise offered to customers.

     Kerry B. Harvey, a director of the Company and the Bank, is a partner in the firm of Owen, Harvey and Carter, which renders legal services to the Company and the Bank.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

     In accordance with its written charter, as adopted by the Board of Directors, the Audit and Finance Committee (the "Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the fiscal year ended December 31, 2000, the Committee met four times, and the Committee discussed the interim financial information contained in each quarterly earnings announcement with the Chief Financial Officer and independent auditors prior to the public release.

     In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

     The Committee reviewed and discussed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements, and the independent auditors have the responsibility for the examination of those statements.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment of the
independent   auditors,   and  the  Board  of   Directors   concurred   in  such
recommendation.

                                                  Harry J. Dempsey, Chairman
                                                  WD Kelley
                                                  Clifton H. Cochran

REPORT OF THE COMPENSATION COMMITTEE

     As members of the Personnel and Compensation Committee (the "Compensation Committee") of the Bank, it is our duty to review compensation policies applicable to executive officers; to consider the relationship of corporate performance to that compensation; to recommend salary and bonus levels for executive officers for consideration by the Board of Directors of the Bank; and to administer various incentive plans of the Company and the Bank.

     Overview. Under the compensation policies of the Bank, which are endorsed by the Compensation Committee, compensation is paid based both on the executive officer's performance and the performance of the entire Company. In assessing the performance of the Company and the Bank for purposes of compensation decisions, the Compensation Committee considers a number of factors, including profits of the Company and the Bank during the past year relative to their profit plans, changes in the value of the Company's stock, reports of federal regulatory examinations of the Company and the Bank, growth, business plans for future periods, and regulatory capital levels. The Compensation Committee assesses individual executive performance based upon its determination of the officer's contributions to the performance of the Company and the Bank and the accomplishment of the Company's and the Bank's strategic goals, such as loan growth, deposit growth, expense control and net income. In assessing performance, the members of the Compensation Committee did not make use of a mechanical weighting formula or use specific performance targets, but instead weighed the described factors as they deemed appropriate in the total circumstances.

     Base Salary. The 2000 salary levels of the Bank's senior officers were established in 1999 consistent with this compensation policy. In its review of base compensation, the Compensation Committee determined that the performance of Mr. Thomas in managing the Company and the Bank was satisfactory, based upon the 1999 financial performance of the Bank, including the growth in assets, income, and capitalization during 1999; the financial performance trends for 1998 and the preceding four years, which included growth in assets, net income, and total equity in each year; the results of confidential regulatory examinations; his continued involvement in community affairs in the communities served by the Bank; the Company's planned levels of financial performance for 2000; and a general level of satisfaction with the management of the Company and the Bank. Based upon the results of this review, the salary of Mr. Thomas was established at $106,500 per year for 2000, which represented an increase of $1,500 over his 1999 base salary.

     Subsequent to Mr. Thomas' retirement effective May 5, 2000, Mr. Peck was employed as President and Chief Executive Officer of each of the Company and the Bank. Mr. Peck's annual base salary was established at the rate of $116,500 through July 3, 2001, $122,325 through July 3, 2002 and $128,442 through July 3, 2003. The Board of Directors shall review, not less often than annually, the rate of Mr. Peck's base salary, and in its sole discretion may decide to increase his base salary.

     As an inducement to Mr. Peck's entering into employment agreements with the Company and the Bank, Mr. Peck was granted an option to acquire 40,000 shares of Common Stock at an exercise price of $10.00 per share, the fair market value of the Common Stock on the date of grant. The stock options are subject to a four-year vesting schedule.

     No member of the Compensation Committee is a former or current officer of the Company or the Bank.

                                  Gilbert E. Lee, Chairman
                                  Clifton H. Cochran
                                  Walton G. Ezell

STOCK PERFORMANCE COMPARISONS

     The following graph, which was prepared by SNL Securities LC, Charlottesville, Virginia, shows the cumulative total return on the Common Stock of the Company since the Conversion, compared with the NASDAQ Total Return Index, comprised of all U.S. Companies quoted on NASDAQ, and the SNL < $250 Million Thrift Index, comprised of publicly traded thrifts and thrift holding companies with total assets of less than $250 million. Cumulative total return on the Common Stock or the index equals the total increase in value since February 9, 1998 assuming reinvestment of all dividends paid into the Common Stock or the index, respectively. The graph was prepared assuming that $100 was invested on February 9, 1998 in the Common Stock, and the securities included in the indexes.

                       CUMULATIVE TOTAL STOCKHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                   FEBRUARY 9, 1998 THROUGH DECEMBER 31, 2000


[GRAPH INDICATING TOTAL RETURN PERFORMANCE FROM 02/09/98 TO 12/31/00]

                                                           PERIOD ENDING
                               -----------------------------------------------------------------------------------
INDEX                             02/09/98    06/30/98    12/31/98    06/30/99   12/31/99    06/30/00   12/31/00
------------------------------------------------------------------------------------------------------------------
HopFed Bancorp, Inc.                100.00      112.26      103.15      132.97     119.51       73.48       87.34
NASDAQ - Total US                   100.00      111.62      130.89      160.58     243.25      237.35      146.36
SNL <$250M Thrift Index             100.00      101.06       81.96       80.35      76.98       74.90       81.74

                                       11

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all such reports. Based solely on its review of copies of such reports received by it, or written representations from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that during the year ended December 31, 2000, all such filing requirements were complied with, except that a report of a change in beneficial ownership was not filed by Peggy R. Noel, but such report was subsequently filed.

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     Rayburn, Betts & Bates, P.C. served as the Company's independent auditors for the year ended December 31, 2000. The Board of Directors presently intends to renew the Company's arrangement with Rayburn, Betts & Bates, P.C. to serve as the Company's independent auditors for the fiscal year ending December 31, 2001. A representative of Rayburn, Betts & Bates, P.C. is expected to be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if he so desires.

     Fees billed to the Company and the Bank by Rayburn, Betts & Bates, P.C. during the fiscal year ended December 31, 2000 were as follows:

     Audit Fees: The aggregate fees billed for professional services rendered in connection with the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and reviews of the financial statements included in the Company's quarterly reports on Form 10-Q totaled $21,960.

     Financial Information Systems Design and Implementation Fees: The Company and the Bank did not engage Rayburn, Betts & Bates, P.C. to provide advice regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

     All Other Fees: The aggregate fees agreed upon for non-audit services by Rayburn, Betts & Bates, P.C. relating to the fiscal year ended December 31, 2000, including tax related services, are $3,500.

     The Audit and Finance Committee has considered whether the provision of non-audit services is compatible with maintaining the independence of Rayburn, Betts & Bates, P.C.

CHANGE IN CERTIFYING ACCOUNTANT

     York, Neel & Co. - Hopkinsville, LLP ("York, Neel"), the Company's former independent certified public accountants, resigned effective September 20, 2000. During the Company's two most recent fiscal years ended December 31, 1999 and the interim quarters preceding such resignation, there were no disagreements with York, Neel on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The report of York, Neel for the two fiscal years ended December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to accept the resignation and change accountants was recommended and approved by the Audit and Finance Committee of the Board of Directors and approved by the Board of Directors. On September 20, 2000, Rayburn, Betts & Bates, P.C. was engaged as the principal accountant to audit the Company's financial statements for the fiscal year ending December 31, 2000.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. Properly executed proxies in the accompanying form that have not been revoked confer discretionary authority on the persons named therein to vote at the direction of a majority of the Board of Directors on any other matters presented at the Annual Meeting. Under SEC rules, if a stockholder notifies the Company after May 4, 2001 of such stockholder's intent to present a proposal at the Annual Meeting, the persons named in the accompanying proxy may exercise such discretionary voting authority if the proposal is raised at the Annual Meeting, without any discussion of the matter in this Proxy Statement.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of  solicitation  of  proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telegraph or telephone without additional compensation.

     The Annual Report to Stockholders for the year ended December 31, 2000, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as part of the proxy solicitation material nor as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

     In order to be eligible for inclusion in the proxy statement and proxy relating to the 2002 annual meeting of stockholders of the Company, which will be held on or about May 21, 2002, any stockholder proposal to take action at such meeting must be received by the Secretary of the Company at 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky no later than December 26, 2001. With respect to the 2002 annual meeting of stockholders of the Company, if notice of a stockholder proposal, which the stockholder has not previously sought to include in the Company's proxy statement, is not received by April 21, 2002, management proxies will be allowed to use their discretionary authority to vote on such proposal without any discussion of the matter in the proxy statement. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to the 2002 annual meeting, or to consider and vote upon at any such meeting, any stockholder proposal which does not meet all of the requirements established by the SEC or the Company's Certificate of Incorporation or Bylaws in effect at the time such proposal is received.

--------------------------------------------------------------------------------
                           ANNUAL REPORT ON FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, HOPFED BANCORP, INC., 2700 FORT CAMPBELL BOULEVARD, HOPKINSVILLE, KENTUCKY.


                                              BY ORDER OF THE BOARD OF DIRECTORS



                                              BOYD M. CLARK
                                              SECRETARY
Hopkinsville, Kentucky
April 24, 2001

                                                                      APPENDIX A


                              HOPFED BANCORP, INC.
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                                     CHARTER


This Audit Committee Charter has been adopted by the Board of Directors of HopFed Bancorp, Inc. as of May 10, 2000. The Audit Committee of the Board shall review and reassess this Charter annually and recommend any proposed changes to the Board for approval.

I.   PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities related to corporate accounting, financial reporting practices, quality and integrity of financial reports as well as legal compliance and business ethics. Key components of fulfilling this charge include:

     o    Facilitating and maintaining an open avenue of communication among the
          Board  of  Directors,   Audit  Committee,   Senior   Management,   the
          independent external accountants, and the internal audit staff.

     o    Serving  as  an  independent   and  objective  party  to  monitor  the
          corporation's financial reporting process and internal control system.

o    Reviewing and appraising the efforts of the independent accountants.

     o    Providing direction to and oversight of the Internal Audit function.

II.  ORGANIZATION AND COMPOSITION

     The Audit Committee will be comprised of three or more directors as determined by the Board, each of whom shall be independent directors as defined in the Blue Ribbon Committee Report on Improving the Effectiveness of Corporate Audit Committees. The members will be free from any financial, family or other material personal relationship that, in the opinion of the Board or Audit Committee members, would interfere with the exercise of his or her independence from management and the corporation. All members of the committee will have a working familiarity with basic finance and accounting practices and at least one member must have accounting or related financial management expertise.

III. MEETINGS

     The Committee will meet at least four times annually. Additional meetings may occur more frequently as circumstances dictate.

IV.  RESPONSIBILITIES AND DUTIES

     The Audit Committee believes that its policies and procedures should remain flexible in order to best react to changing conditions and provide reasonable assurance to the Board that the accounting and reporting practices of the corporation are in accordance with requirements and an effective legal compliance and business ethics program exists.

     The Audit Committee will fulfill their duties and responsibilities as follows:

     A.   General

          o Adopt a formal written charter that is approved by the full Board of Directors that specifies scope of responsibility, process, membership, etc. The charter will be reviewed as necessary, but at least annually.
          o    Maintain minutes or other records of meetings and activities.
          o Report Committee actions to the Board with such recommendations the Committee may deem appropriate.
          o As part of executing the responsibility to foster open communication, the Committee will meet in separate executive sessions without members of senior management present with the Independent Accountants and the Internal Auditor to discuss matters that the Committee believes should be discussed privately.
          o Conduct or authorize investigations into matters within the Audit Committee's scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

     B.   Internal Audit

          o Review and approve the annual internal audit plan and any significant changes to the internal plan.
          o Review the adequacy of internal audit staff qualifications as well as the number of internal audit staff annually.
          o    Approve the Audit Charter.
          o Review the Internal Audit function of the corporation including its independence and the authority of its reporting regulations.
          o Review completed audit reports and a progress report on executing the approved internal audit plan.
          o Review and concur in the appointment, replacement, reassignment, or dismissal of the Director of Internal Audit.

     C.   External/Independent Accountants

          o Recommend to the Board the selection of the independent accountants, considering independence and effectiveness, and approve fees to be paid to the independent accountants. Annually, the Committee will ensure a formal statement delineating all relationships between the accountants and the company is received from the outside accountants. The Committee will discuss with the independent accountants all significant relationships the accountants have with the corporation to determine the accountants' independence.
          o    Approve any replacement of the independent accountants.
          o Consult with independent accountants out of management's presence about internal controls and the accuracy of the financial statements.
          o Meet with the independent accountants and financial management of the company to review the scope of the proposed external audit for the current year. The external audit scope shall include a requirement that the independent accountants inform the Audit Committee of any significant changes in the independent accountant's original audit plan. The external accountants will conduct a SAS 71 Interim Financial Review of the company's 10-Q. The Committee will review with financial management and the external accountants the 10-Q prior to its filing or prior to the release of earnings. The Chairman of the Committee may represent the entire Committee for the purposes of this review.

     D.   Financial Statements/Internal Controls

          o Review annual financial statements with management and the independent accountants to determine that the independent auditors are satisfied with the disclosure and content of the financial statements, including the nature and extent of any significant changes in accounting principles, and approve such financial statements prior to release of the annual earnings.
          o Consider external auditors' judgments regarding the quality and appropriateness of financial statements.
          o Make inquiries of management and external auditors concerning the adequacy of the company's system of internal controls.
          o Advise management and the independent auditor that they are expected to provide a timely analysis of significant current financial reporting issues and practices.
          o Advise financial management and the independent auditor to discuss with the Audit Committee their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used or proposed to be adopted by the company.
          o A report from the Audit Committee will be included in the annual proxy statement disclosing whether a written charter was adopted and, if so, a copy of the charter will be included at least every three years. In addition, the report must include the names of all committee members, and must include whether the committee:
               * reviewed and discussed the audited financial statements with management.
               * discuss with the auditors the matters requiring discussion by SAS 61.
               * received the written disclosures and letter from the auditors required by Independence Standards Board No. 1, and discussed with the auditors their independence.
               * based on the above, recommended to the full Board that the audited financial statements be included in the company's Annual Report on Form 10-K.

                                 REVOCABLE PROXY
                              HOPFED BANCORP, INC.
                             ---------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 15, 2001
                             ---------------------


     The undersigned stockholder of HopFed Bancorp, Inc. (the "Company") hereby appoints Harry J. Dempsey and Peggy R. Noel, or either of them, with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of Hopkinsville Federal Savings Bank, 2700 Fort Campbell Boulevard, Hopkinsville, Kentucky on Tuesday, May 15, 2001 at 3:00 p.m., local time, and at any and all adjournments thereof, as indicated below and as determined by a majority of the Board of Directors with respect to such other matters as may come before the Annual Meeting.

                                                               VOTE      FOR ALL
                                                       FOR    WITHHELD   EXCEPT
                                                       ---    --------   ------

I.   Election as directors of all nominees             [ ]       [ ]       [ ]
     listed below (except as marked to the contrary)

                  WD Kelley
                  Clifton H. Cochran
                  Walton G. Ezell

                     INSTRUCTION:  TO WITHHOLD AUTHORITY TO
                     VOTE FOR ANY INDIVIDUAL NOMINEE, MARK
                     "FOR ALL EXCEPT" AND WRITE THAT
                     NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
                    --------------------------------------

II. Such other matters as may properly come before the Annual Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING AS TO WHICH THIS PROXY CONFERS DISCRETIONARY AUTHORITY, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned hereby revokes any and all proxies heretofore given with respect to shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting.

     The undersigned stockholder acknowledges receipt from the Company, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement, and the Annual Report to Stockholders.

Dated:                        , 2001
       ----------------- -----



--------------------------------------       -----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER



--------------------------------------       -----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


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PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
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